Exhibit 99.2

Ensuring our Clients and Our Institution Succeed Boldly Listed as ESQ Esquire Financial Holdings, Inc. (Financial Holding Company for Esquire Bank, N.A.) 4Q 2021 Investor Presentation Exhibit 99.2

Forward Looking Disclosure This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not historical fact and express management’s current expectations, forecasts of future events or long-term goals and, by their nature, are subject to assumptions, risks and uncertainties, many of which are beyond the control of the Company. These statements are may be identified through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements speak only as of the date they are made and are inherently subject to uncertainties and changes in circumstances, including those described under the heading “Risk Factors” in the Company’s 10-K and 10-Q, filed with the Securities and Exchange Commission (“SEC”).Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Actual results could differ materially from those indicated. The Company undertakes no obligation to update forward-looking statements, whetheras a result of new information, future events or otherwise, except as may be required by law. The forward-looking statements speak as of the date of this presentation.The delivery of this presentation shall not, under anycircumstances, create any implication there has been no change in the affairs of the Company after the date hereof. This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable.Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate.Industry and market datacould be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limitson the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties.In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. 2

Ensuring that our Company and clients succeed boldly with innovative products and technology, driving client success through relationship banking Our Mission

How Our Clients *Succeed Boldly*

ESQUIRE BANK
Succeed Boldly

Nationwide Branchless Litigation & Payment Processing Verticals Generating Industry Leading Returns



Litigation Vertical
Commercial Banking Nationally

- Decades of expertise in the national litigation market
- Asset Sensitive model anchored by law firm loans yielding approx. 7.0%
- Branchless stable core DDA and escrow deposits funded at 0.10%
- Driving loan and deposit growth with a CAGR of 23% since 2015



Payment Processing Vertical (Merchant Services)
Small Business Banking Nationally

- Expertise in sales, risk, and compliance management for 25+ years
- Independent Sales Organization ("ISO") model with 65,000+ merchants nationally
- Fee income represents 33% of total revenue
- Strong growth and stable payment processing fee income with a CAGR of 58% since 2017



Industry Leading Returns
Fueled by Our Unique Branchless National Verticals

- Average ROA and ROTCE of 1.77% and 13.42%, respectively
- Industry leading NIM of 4.49%
- Diversified revenue stream with strong NIM and stable fee income
- Strong efficiency ratio of 54.2% while investing in unique technology & future growth



Technology – the Future
A Catalyst for Strong Growth

- A digital-first bank with best-in-class technology fueling future growth and industry leading client retention rates
- Customized and fully integrated Customer Relationship Management ("CRM") for excellence in client service and operational efficiency
- Investments made in artificial intelligence ("AI") to facilitate precision marketing and client acquisition across our national verticals

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Strong Growth Driven by Unique National Verticals How Esquire Succeeds Boldly Key Highlights  Strong growth in higher yielding loans  Stable low-cost deposit model  Equity to Assets of 12.19% 5 at December 31, 2021

 Stable low-cost deposit model  Strong commercial deposits franchise  DDA and escrow-based NOW accounts represent 40% and 38% of total deposits at December 31, 2021, respectively  Higher yielding variable rate commercial loans anchored by our litigation (attorney related) portfolio How Esquire Succeeds Boldly 6 Industry Leading Net Interest Margin *Included noninterest bearing demand deposits (“DDA”)

Strong Revenue Growth How Esquire Succeeds Boldly 7 Key Highlights  Strong net interest margin  Stable payment processing fee income Net interest incomeOther noninterest income Payment processing income

Financial Highlights How Esquire Succeeds Boldly Key Highlights  Industry leading returns from our unique national business models  Stable payment processing fee income –noninterest income totaled 33% of revenue for the year ended December 31, 2021  Branchless low-cost deposits with a cost of funds of 0.10% at December 31, 2021 *  Book value per share and equity to assets are $17.77 and 12.19% at December 31, 2021, respectively  Raymond James’ #1 Top Performing Community Bank (2020, 2019)  Piper Sandler & Co.’s “2021 FSG Top Ideas” 8 at December 31, 2021 *Included noninterest bearing demand deposits (“DDA”)

Financial Highlights, cont’d How Esquire Succeeds Boldly 9 at December 31, 2021 *EPS –Diluted Earnings Per Share

Loan Portfolio Diversification with Focused Growth  Focused growth in higher yielding commercial loans with strong credit metrics  Selective multifamily loan growth with strong historical performance in the NY metro market How Esquire Succeeds Boldly 10 at December 31, 2021

 Approximately 55% of our loan portfolio is variable rate of which 92% have interest rate floor protection at December 31, 2021  Asset sensitive –estimated sensitivity of projected annualized net interest income (“NII”) up 100 and 200 basis point rate scenarios increases projected NII by 9.6% and 19.5%, respectively at September 30, 2021 Loan Portfolio Diversification with Focused Growth How Esquire Succeeds Boldly 11

Solid Credit Metrics, Asset Quality and ALLL Coverage How Esquire Succeeds Boldly 12 at December 31, 2021 *ALLL –Allowance for loan and lease losses Note –All asset quality metrics are based on our loans held for investment portfolio (1) Reclassified the legacy NFL consumer loan portfolio from held for investment to held for sale which is accounted for at the lower of cost or market driving a $9.0 million charge off.

*Note: Excludes sweeps totaling $538 million Deposit Composition and Growth  DDA and NOW (escrow funds) deposits total 78% of total deposits, representing stable funding sources in various interest rate scenarios  Litigation and payment processing deposits represent 69% and 14% of total deposits at December 31, 2021, respectively  Off-balance sheet commercial litigation funds (“sweeps”) total $538 million at December 31, 2021, representing an additional source of funding  Commercial customers utilize our corporate cash management suite, including remote deposit capture (“RDC”) while leveraging our mobile banking application for personal banking, creating a highly efficient branchless platform How Esquire Succeeds Boldly 13

Large national markets primed for disruption: $429 billion & 100,000+ firms in the litigation vertical and $7.6 trillion and 10+ million merchants in the payment processing vertical Key Takeaways Why Esquire is Set to Succeed Boldly Tremendous untapped potential: Esquire’s current market share is a fraction of both national verticals We are thought leaders in the litigation vertical and provide C-suite access for ISO flexibility in payment processing vertical Differentiated and positioned for growth: With industry leading tailored products and state-of-the-art technology geared towards effective client acquisition 14

National Markets Litigation & Payment Processing Verticals Supported by Investment in Technology

Commercial Litigation (Law Firm) Loans  Full annual underwriting: 3 years financials and tax returns (business and personal)  Full contingent case inventory valuation process & collateral assignment  Diversity across law firm inventories and collateral  Personal guarantees  Average LTV of less than 20%  Average DSCR is typically greater than 1.70x  Average draws against committed and uncommitted line-of-credit (“LOC”) and case disbursement loans of approximately 50%  Weighted average interest rate approximately 7.0%  Funded with low-cost litigation deposits  Litigation deposits to litigation loans drawn is approximately 186% How Esquire Succeeds Boldly 16

Payment Processing –Current ISO Model How Esquire Succeeds Boldly What is an ISO? ISO Responsibilities They Do  Merchant Vertical and Technology Focus  Sales Agent Model  Performs Initial Underwriting  Boards Merchant to Payment Processing Platform  Installation of Merchant Equipment  Manage Call Center for Merchant Clients  Merchant Risk and PCI Compliance Bank Responsibilities We Do  Robust Policies  Card Brand and Regulatory Compliance  Support Multiple Processing Systems  Assess ISO Verticals  Re-underwrite Merchant Applications  Utilize Industry Leading Risk Management Technology  Daily and Month End Risk and Compliance Management  Treasury Function for Merchant Clearing  Maintaining and Monitor ISO and Merchant Reserves (DDA) 17

 Currently servicing 65,000+ merchants across 50 states  Noninterest income, primarily payment processing fees, represents 33% of total revenue, at December 31, 2021 How Esquire Succeeds Boldly *Payment processing CAGR is 58% 18 Strong Growth in Stable Noninterest Income at December 31, 2021

How Esquire Succeeds Boldly Key Highlights  Strong and stable DDA reserves  Protection from merchant chargebacks and returns 19 Protecting Our Company with Strong Payment Processing Reserves at December 31, 2021

Technology Driving Bold Success Client Centric Technology A Key Driver for Future Growth Website Artificial Intelligence* Marketing Sales Underwriting Onboarding Marketing Cloud AI to facilitate precision marketing and exponential customer acquisition across all verticals Website analytics, data enrichment and thought leadership content marketing Precision marketing –right offer right time Sales enablement, pipeline management and forecasting Underwriting efficiency & risk management / cash management and mobile banking / online applications Customer onboarding / core banking  Partnering with best-in-class software vendors and solutions, with custom development to service all verticals at the bank  Proprietary CRM built on Salesforce platform housing all client data touch points from prospect to boarding with a single client view, enabling high volume client acquisition strategies and excellence in client service SIGNATURE * Deployment of AI technologies applicable only to sales and marketing processes and not used as a decisioning tool for loan underwriting processes. 20

Succeeding Boldly Listed as ESQ Contact Information: Eric S. Bader Executive Vice President & Chief Operating Officer 516-535-2002 eric.bader@esqbank.com

Commercial Real Estate Loans, U.S. Litigation & Payment Markets Appendix

Esquire’s Bold Opportunities New York City properties total $1.3 trillion in Market Value.* A Significant Growth Opportunity  Thoughtfulin our property and borrower selection process  Minimal historical losses  Average debt-service coverage(“DSCR”) ofapproximately 1.5x  Average loan-to-value(“LTV”) of approximately 55%  Strong owner and operators with high quality net worth  CRE exposure is less than 225% of total capital plus the allowance for loan losses (“ALLL”) 23 *NYC Department of Finance publishes fiscal year 2022 tentative property tax assessment roll issued on January 15, 2021

The Esquire Competitive Advantage Esquire’s Bold Opportunities U.S. Litigation Market A Significant Growth Opportunity  U.S. Tort actions are estimated to consume 1.5-2.0% of U.S. GDP* annually or $429 billion**  Esquire does not compete with non-bank finance companies  Significant barriers to entry–management expertise, brand awareness, regulatory/compliance, and decades of experience 15-Year Industry Track Record Extensive Litigation Experience In-House Deep Relationships with Respected Firms Nationally Daily Resources and Research Cash Flow Lending Coupled with Borrowing Base or Asset Based Approach Tailoring unique products other banks do not offer Typically advancing more than traditional banks, on traditional banking terms 24 Key Highlights  $429 billion** Total Addressable Market (“TAM”) in litigation vertical  Esquire is a tailored, differentiated brand and thought leader in the litigation market *US Tort actions are estimated to consume 1.5-2.0% of U.S. GDP annually. –Towers Watson US Tort Trends **$429 billion estimated annual US tort costs by US Chamber of Commerce –US Chamber of Commerce IRL Costs and Compensation of US Tort System

25 Digitally Transforming The Business of Law Aligning Law Firm Case Inventory Lifecycle to Customer Retention Client Incident Receive Intake Case Management Settlement/ Verdict Disbursement $ 1-3 Years (+) Products  Case Cost Loans  Working Capital and Term Loans  Qualified Settlement Loans (“QSF”)  Escrow Banking  QSF Settlement Services  Plaintiff Banking including Exclusive Prepaid Card Offering Technology  Esquire Insight –Case Management Technology  Commercial Cash Management  Case Cost Management  Online Applications  Thought Leadership -Digital Assets and Content 25

Esquire's ***Bold Opportunities***

Payment Volume Trends – A Significant Growth Opportunity

at December 31, 2020 ($ in billions)

The payments industry grew nearly 3% from 2019 to 2020 to an estimated total payment volume of **$7.6 trillion**

2018-2019: +10.3% CAGR **2019-2020: +2.9% CAGR**


$8,000
$6,000
$4,000
$2,000
$0
$6,662
$280
$343
$778
$811
$725
$1,956
$1,769
2018
$7,347
$420
$367
$828
$910
$791
$2,089
$1,942
2019
$7,563
$562
$393
$693
$837
$908
$1,939
$2,231
2020
Visa
Visa Credit
Mastercard Debit
Mastercard Credit
American Express
Discover
Paypal

Sources: Company Financial Records, Note: PayPal figures represent PayPal's estimated U.S. percent share of "Total Payment Volume" (TPV). PayPal volume includes volume from a bank account, a PayPal account balance, a PayPal Credit account, a credit or debit card or other stored value products such as coupons and gift cards. As such, some of this volume may be included in other networks as well. PayPal's classification in the payments industry ecosystem is varied/debated as it performs functions attributed to a payment network, an issuer, acquirer, etc., and its financial reporting does not directly align with other payment network reporting structures and methods. Discover volume includes Discover Network and Pulse Network transactions.

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